                         ANNUAL REPORT / DECEMBER 31 1998



                               AIM GLOBAL TRENDS FUND














                                   [Cover Image]




[AIM Logo APPEARS HERE]

                    INVEST WITH DISCIPLINE-REGISTERED TRADEMARK-

[Cover Image]         VARIIERTE RECHTECKE BY WASSILY KANDINSKY, 1866-1944,
                      RUSSIAN CONSIDERED THE FOUNDER OF ABSTRACT ART, WASSILY
                      KANDINSKY EVOKES A GEOMETRIC RHYTHM IN HIS PAINTING,
                      TRANSLATED FROM GERMAN AS "VARIED RECTANGLES." DURING
                      THE 1920s, WASSILY EXPLORED THE POWER OF COLOR AND
                      SHAPES. THE LINES AND FORMS IN THIS PAINTING ELICIT
                      UNIVERSAL SYMBOLS OF GROWTH SUCH AS ROADS, GRIDS, AND
                      BRIDGES. ITS RIGHT ANGLES BRING A SENSE OF ORDER AND
                      STRUCTURE TO THE COMPOSITION.

AIM Global Trends Fund is for shareholders who seek long-term growth of capital through an actively managed blend of the six AIM Global Theme Funds. The mix gives investors broad diversification across industry groups throughout the world.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT
THIS REPORT:

-- AIM Global Trends Fund (formerly GT Global New Dimension Fund) performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.

-- During the fiscal year ended 12/31/98 the Fund paid the following distributions: Class A shares, $0.16 per share; Class B and Class C shares, $0.14 per share; Advisor Class, $0.22 per share.

-- When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge. Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B shares and Class C will differ from that of Class A shares due to differences in sales charge structure and Fund expenses.

-- Advisor Class shares are not sold directly to the general public and are available only through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with the Fund's Distributor. Please see the Fund's Advisor Class prospectus for more complete information.

-- The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

-- International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

-- The MSCI World Index is a group of unmanaged global securities tracked by Morgan Stanley Capital International.

-- The MSCI All Countries World Index is a group of unmanaged global securities including 47 markets in developed and emerging countries. The index is tracked by Morgan Stanley Capital International.

--     The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P
       500) is widely regarded by investors as representative of the stock market in general.

-- The Dow Jones Industrial Average (the Dow) is an unmanaged composite of the performance of 30 large-company stocks.

-- The EAFE-Registered Trademark- (Europe, Australasia, and the Far East) Index is a group of unmanaged foreign securities. The index is compiled by Morgan Stanley Capital International.

-- The Lehman Aggregate Bond Index is an unmanaged index generally considered to be representative of corporate debt securities, compiled by Lehman Brothers.

-- An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.



AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE A PORTION OR ALL OF YOUR MONEY.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                         AIM GLOBAL TRENDS FUND

                         ANNUAL REPORT / CHAIRMAN'S LETTER


[PHOTO OF
Charles T. Bauer,
Chairman of the
Board of the
Fund APPEARS HERE]
                      DEAR FELLOW SHAREHOLDER:
                      As the fiscal year opened, markets were recovering from the concerns produced by financial crises in Asia during 1997, and this optimism early in 1998 led several market indexes to all-time highs in spring and early summer. However, the year was to bring two particularly serious financial shocks, first the debt default by Russia, and later the gathering crisis in Brazil, which devalued its currency shortly after the fiscal year closed. The result was another year of significant market volatility. Optimism yielded to pessimism over the summer as global financial crises precipitated a worldwide loss of confidence that affected even previously high-flying U.S. blue chips and market-leading European stocks.

                        Beginning in late September, the U.S. Federal Reserve
                      Board intervened to pump liquidity and confidence into markets. Numerous interest rate cuts in other countries followed. Investors responded favorably. Europe and the U.S. regained their market leadership, but investors in most emerging markets suffered serious financial loss over the year.

                      HOW SHOULD INVESTORS RESPOND?

                      We understood how unnerving 1998's level of volatility could have been. Our repeated message to you is to keep a long-term outlook on investments rather than responding to short-term fluctuations. And we are pleased to note that most mutual fund shareholders remained cool headed and did not pull out of the markets during 1998. In the end, most were rewarded for their long-term perspective.

                        In view of recent volatility and the divergent
                      performance of market sectors, this may be a very good time to meet with your financial consultant to review your current asset allocation and the diversification of your portfolio. Broad portfolio diversification remains one of the most fundamental principles of investing, along with long-term thinking and realistic expectations.

 . . . WE ARE PLEASED
TO NOTE THAT MOST
MUTUAL FUND
SHAREHOLDERS REMAINED
COOL HEADED AND
DID NOT PULL OUT OF THE
MARKETS DURING 1998.

                      YOUR FUND MANAGERS' COMMENTS

                      On the pages that follow, your Fund's managers, experienced professionals who have weathered previous periods of market turbulence, offer more detailed discussion of how markets behaved, how they managed the portfolio in light of recent volatility, and what they foresee for markets and your Fund. We hope you find their discussion informative.

                      BROADENED INVESTMENTS PLANNED

                      After the close of the fiscal year, AIM planned to broaden the investment strategy of one of the funds in which AIM Global Trends Fund invests. Effective June 1, 1999, AIM Global Telecommunications Fund will include technology-sector investments in its portfolio. At that time, we anticipate renaming the Fund AIM Global Telecommunications and Technology Fund to reflect its exposure to both sectors.

                      YEAR 2000 CONCERN

                      Many of our shareholders have asked us about AIM's year 2000 readiness status. We appreciate these concerns, and we take the year 2000 issue seriously. AIM has devoted considerable effort to creating a comprehensive plan for assessing, correcting and testing our in-house systems. We will also participate in an industrywide testing effort scheduled to begin in March. But no matter how well we prepare and test, no one can know for sure what the year 2000 will bring. Our industry's systems are connected in complex ways to many third parties, and there may be unforeseen problems when the year 2000 actually arrives. Though we cannot predict what all those problems might be, we are working with our business recovery team to develop contingency plans appropriate for a variety of year 2000 scenarios.

                        We are pleased to send you this report on your Fund's
                      fiscal year. If you have any questions or comments, please contact our Client Services department at 800-959-4246. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site, www.aimfunds.com.

                        We thank you for your continued participation in The
                      AIM Family of Funds-Registered Trademark-.

                      Sincerely,

                      /s/ CHARLES T. BAUER

                      Charles T. Bauer
                      Chairman, A I M Advisors, Inc.

                               AIM GLOBAL TRENDS FUND

                         ANNUAL REPORT / MANAGERS' OVERVIEW

GLOBAL DIVERSIFICATION OFFERS ADVANTAGE IN TURBULENT MARKET

GLOBAL FINANCIAL MARKETS EXPERIENCED INTENSE VOLATILITY IN 1998. HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

The Fund reported solid annual total returns of 9.37% for Class A shares, 8.83% for Class B shares, and 9.80% for Advisor Class shares. The Fund began offering Class C shares on January 2, 1998, and their cumulative annual return from inception to end of the fiscal year was 8.94%.

  The Fund is an actively managed blend of six AIM Global Theme Funds, which invest in companies across several industries. Theme funds invest in industry groups tied together by an economic or social theme. Managers of the AIM Global Trends Fund allocate its assets among the six theme funds according to industry weightings in the MSCI All Country World Index. (Please see the sidebar on page 3 for the investment strategies of each of the six theme funds.)

WHAT WERE THE MAJOR TRENDS IN THE WORLD MARKETS OVER THE FISCAL YEAR?

We would describe 1998 as a market with three definite phases. During the first stage, from January to mid-July, the bull market climbed, spurred by strong economies in the United States and Europe. But by summer these good sentiments began to disintegrate. In July the market entered its second phase, abruptly declining. By August, market indexes such as the Dow plunged. A convergence of international problems triggered the downturn: currency devaluation in Southeast Asia, lingering recession in Japan, and Russian default on foreign debt.

  The third phase came in October as markets stabilized and rallied, spurred by a series of interest rate cuts. Over the course of seven weeks, the U.S. Federal Reserve Board lowered the key federal funds rate from 5.50% to 4.75%. The three cuts triggered an astounding market rally. By the end of the fiscal year, major stock and bond indexes reported impressive total returns: the S&P 500, up 28.6%; the MSCI World Index, up 24.3%; and the Lehman Aggregate Bond Index, up 8.7%.

PORTFOLIO OF INVESTMENTS

As of 12/31/98, as a percentage of net assets

AIM Global Consumer Products and Services Fund   33.0%

AIM Global Financial Services Fund               21.3%

AIM Global Infrastructure Fund                   15.8%

AIM Global Health Care Fund                      11.5%

AIM Global Resources Fund                         9.6%

AIM Global Telecommunications Fund                9.4%

[Pie Chart]


THE FUND'S LARGEST ALLOCATION WAS IN THE AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND. HOW DID IT PERFORM?

Consumer products and services stocks are benefiting from increased consumer spending, encouraged by lower interest rates and low inflation. The AIM Global Consumer Products and Services Fund focused on large-cap companies based in the United States, the United Kingdom, Europe, Canada and Australia. In the current environment with the economy expected to slow, the Fund turned to more conservative and established domestic large-cap companies for growth in fiscal 1998. These included industry leaders such as Microsoft and GE. The Fund also emphasized companies with consumer staple-type products and services that sell even during a weaker economy. The Fund's top holdings were household names with strong brand recognition, such as Heineken, Dial, Clorox and Safeway.

  Until global markets stabilize, this Fund will continue to focus on more predictable, large-company holdings in developed countries.

IT WAS A DIFFICULT YEAR FOR MANY FINANCIAL STOCKS. WHAT WAS THE EFFECT OF MARKET TURMOIL ON THE AIM GLOBAL FINANCIAL SERVICES FUND?

Financial markets were battered by unfavorable news in Asia, Russia and Latin America and the near collapse of a major hedge fund.

  The Fund sold several holdings that were particularly market sensitive, including stocks of brokerage firms, trading banks, and European banks with Russian exposure. It acquired defensive stocks such as regional banks and insurance companies that were less affected by the emerging market crisis. The Fund had no significant Asian exposure during the fiscal year and had a sizable European presence in healthy economies such as Ireland and the Netherlands.

  Many financial-services stocks currently held by the Fund represent significant value in the wake of the market sell-off earlier this year. This factor combined with the Fund's defensive holdings in regional banks and insurance companies positions it well for 1999, we believe.

HOW DID THE AIM GLOBAL INFRASTRUCTURE FUND PERFORM?

Infrastructure companies were hit hard by investors' fears that the credit crunch in emerging markets could spread to Europe and the United States, possibly halting growth.

  The Fund faced a number of challenges over the fiscal year because of its exposure to cyclically sensitive companies such as airlines, machinery makers, industrial components manufacturers and construction and engineering firms.

            SEE IMPORTANT FUND AND INDEX DISCLOSURES INSIDE FRONT COVER.

                            AIM GLOBAL TRENDS FUND

                          ANNUAL REPORT / MANAGERS' OVERVIEW


  The Fund decreased its exposure in the weakest economies, mostly in emerging markets. It also lowered exposure to companies with significant sales to emerging markets such as airlines, long-haul freight, and commodity-oriented companies. The Fund redeployed these assets into utility stocks because of their defensive characteristics during volatile, uncertain markets. Fund managers expect to retain this high concentration in utility stocks as long as uncertainty prevails throughout most of the other infrastructure sectors.

WHAT WERE THE MAJOR TRENDS FOR THE AIM GLOBAL HEALTH CARE FUND?

Stocks of large-cap pharmaceutical companies and medical-device makers soared in 1998. Drug manufacturers in particular experienced strong earnings growth because of pricing flexibility. They also continued to produce a steady stream of new drugs that were enthusiastically received by a health-conscious population.

  The Fund changed its focus over the fiscal year as it dedicated more of its assets to large pharmaceutical companies such as Warner-Lambert and Merck. The fund reduced its stake in biotechnology and medical technology and supply firms because their stocks experienced weakness in 1998. In addition, the Fund increased its foreign exposure to take advantage of a strong economy in Europe.

BY THE END OF THE FISCAL YEAR, MAJOR STOCK AND BOND INDEXES REPORTED IMPRESSIVE TOTAL RETURNS.

HOW DID THE AIM GLOBAL RESOURCES FUND PERFORM IN FISCAL 1998?

The Fund experienced a challenging year because of the decline in commodity prices.

  The Fund increased its positions in the United States, with the rest of its investments in Europe, Canada, Australia and the United Kingdom. The Fund diversified into a number of commodity types, including cement, gypsum and gravel manufacturers, which remained relatively unaffected by market turbulence. The Fund also purchased stocks in companies with little commodity price risk, such as pipelines, propane distributors and uranium refiners. Among the Fund's best performing stocks were those of building materials companies.

  Low commodity prices worldwide will continue to exert significant downward pressure on earnings of resource companies, increasing the risks and uncertainties of this type of investment. The Fund will continue to take a defensive position in more stable, large-company holdings in developed markets.

WHAT WERE THE MAJOR FACTORS INFLUENCING THE PERFORMANCE OF THE AIM GLOBAL TELECOMMUNICATIONS FUND IN 1998?

The AIM Global Telecommunications Fund put a greater emphasis on conservative, established telecommunications service and equipment companies such as GTE. It also increased holdings in wireless services and equipment, especially in Europe. Lower calling prices and increased competition continued to drive domestic and international growth in wireless communications. Holdings in Russia and Latin America were reduced because of economic difficulties there.

  The Fund will continue to focus on two principal areas of investment: conservative well-established global telephone companies and market leaders in equipment and technology with a proven ability to increase earnings.

WHAT IS YOUR OUTLOOK FOR GLOBAL FINANCIAL MARKETS IN GENERAL?

Recent political changes in Europe have introduced a few uncertainties, but overall, we're confident in the region. In early December, European markets soared when countries preparing to enter the European Economic and Monetary Union participated in a coordinated interest-rate cut.

  Many analysts believe Asia will hit bottom in 1999, indicating that growth and investor confidence may return some time next year. A Japanese bank bailout offers hope, but its implementation is far from clear.

  The U.S. economy is likely to experience annual gross domestic product growth in the 1.5% to 2% range, so we expect low inflation and low interest rates to continue.

FUND INVESTMENT STRATEGIES

-- AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND invests in companies that manufacture, market, retail or distribute consumer products and services.

-- AIM GLOBAL FINANCIAL SERVICES FUND invests in companies such as banks, brokerages, insurance companies, consumer credit firms and investment management firms.

-- AIM GLOBAL HEALTH CARE FUND invests in companies that are redefining health care, such as biotechnology, health care services, medical devices and pharmaceuticals.

-- AIM GLOBAL INFRASTRUCTURE FUND invests in transportation, utilities, construction and communications services companies.

-- AIM GLOBAL RESOURCES FUND invests in companies that own, explore or develop natural resources.

-- AIM GLOBAL TELECOMMUNICATIONS FUND invests in companies that develop, manufacture and sell telecommunications services, equipment and content.

          SEE IMPORTANT FUND AND INDEX DISCLOSURES INSIDE FRONT COVER.

                             AIM GLOBAL TRENDS FUND

                        ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM GLOBAL TRENDS FUND VS. BENCHMARK INDEX
9/15/97-12/31/98
in thousands

            AIM                 AIM                 MSCI           AIM
            Global Trends,      Global Trends,      All Country    Global Trends
            Class A Shares      Class B Shares      World Index    Advisor Class
9/15/97     9,525               10,000              10,000         10,000
9/97        9,725               10,201              10,514         10,210
10/97       9,317               9,773               9,868          9,790
11/97       9,175               9,624               10,015         9,641
12/97       9,269               9,717               10,143         9,749
1/98        9,034               9,470               10,365         9,510
2/98        9,775               10,238              11,081         10,289
3/98        10,298              10,778              11,549         10,839
4/98        10,403              10,888              11,650         10,958
5/98        10,150              10,622              11,422         10,692
6/98        10,333              10,796              11,622         10,885
7/98        10,106              10,567              11,626         10,656
8/98        8,380               8,756               9,995          8,841
9/98        8,485               8,866               10,195         8,951
10/98       8,859               9,241               11,127         9,345
11/98       9,418               9,826               11,801         9,941
12/98       10,138              10,574              12,345         10,704

Past performance cannot guarantee comparable future results.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/98, including sales charges

CLASS A SHARES
Inception (9/15/97)        1.07%
1 Year                     4.18*

*9.37% excluding sales charges

CLASS B SHARES
Inception (9/15/97)        1.35%
1 Year                     3.83**

**8.83% excluding sales charges

CLASS C SHARES
Inception (1/1/98)         7.94%***

***cumulative total return since inception, 8.94% excluding sales charges

ADVISOR CLASS SHARES
Inception (9/15/97)        5.4%
1 Year                     9.80

Source: Towers Data Systems HYPO-Registered Trademark-.

Your Fund's total return includes sales charges, expenses, and management fees. For Fund data performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover. The performance of the Fund's Class C shares will differ from that of other share classes due to differences in sales charge structure and Fund expenses.

ABOUT THIS CHART

The chart compares your Fund's Class A, Class B, and Advisor Class shares to a benchmark index. It is intended to give you a general idea of how your Fund performed compared to the stock market over the period 9/15/97- 12/31/98. It is important to understand differences between your Fund and an index. An index measures performance of a hypothetical portfolio. A market index such as the MSCI All Country World Index is not managed, incurring no sales charges, expenses or fees. (Please note that the results for this index are from 8/31/97-12/31/98). If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment.

                             AIM GLOBAL TRENDS FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                          ADVISOR
                                                                           CLASS        VALUE        % OF NET
AIM GLOBAL THEME FUNDS                                                    SHARES       (NOTE 1)       ASSETS
----------------------------------------------------------------------  -----------  ------------  -------------
  AIM Global Consumer Products and Services Fund .....................      560,525  $ 14,680,148       33.0
  AIM Global Financial Services Fund .................................      476,746     9,453,864       21.3
  AIM Global Infrastructure Fund .....................................      474,400     7,040,101       15.8
  AIM Global Health Care Fund ........................................      212,889     5,126,361       11.5
  AIM Global Resources Fund ..........................................      384,299     4,265,717        9.6
  AIM Global Telecommunications Fund .................................      216,883     4,157,651        9.4
                                                                                     ------------      -----

TOTAL THEME FUND INVESTMENTS (cost $43,425,392) ......................                 44,723,842      100.6
                                                                                     ------------      -----

TOTAL INVESTMENTS (cost $43,425,392)  * ..............................                 44,723,842      100.6
Other Assets and Liabilities .........................................                   (276,719)      (0.6)
                                                                                     ------------      -----

NET ASSETS ...........................................................               $ 44,447,123      100.0
                                                                                     ------------      -----
                                                                                     ------------      -----

--------------

          * For Federal income tax purposes, cost is $44,126,685 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   2,594,572
                 Unrealized depreciation:            (1,997,415)
                                                  -------------
                 Net unrealized appreciation:     $     597,157
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                               December 31, 1998

--------------------------------------------------------------------------------

Assets:
  Investments at value (cost $43,425,392) (Note 1)..................................................  $44,723,842
  Receivable for Fund shares sold...................................................................      64,727
                                                                                                      ----------
    Total assets....................................................................................  44,788,569
                                                                                                      ----------
Liabilities:
  Payable for Fund shares repurchased...............................................................     251,784
  Payable for service and distribution expenses (Note 2)............................................      89,662
                                                                                                      ----------
    Total liabilities...............................................................................     341,446
                                                                                                      ----------
Net assets..........................................................................................  $44,447,123
                                                                                                      ----------
                                                                                                      ----------
Class A:
Net asset value and redemption price per share ($17,821,706 DIVIDED BY 1,555,460 shares
 outstanding).......................................................................................  $    11.46
                                                                                                      ----------
                                                                                                      ----------
Maximum offering price per share (100/95.25 of $11.46) *............................................  $    12.03
                                                                                                      ----------
                                                                                                      ----------
Class B:+
Net asset value and offering price per share ($25,555,015 DIVIDED BY 2,240,410 shares
 outstanding).......................................................................................  $    11.41
                                                                                                      ----------
                                                                                                      ----------
Class C:+
Net asset value and offering price per share ($249,327 DIVIDED BY 21,865 shares outstanding)........  $    11.40
                                                                                                      ----------
                                                                                                      ----------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($821,075 DIVIDED BY
 71,690 shares outstanding).........................................................................  $    11.45
                                                                                                      ----------
                                                                                                      ----------
Net assets consist of:
  Paid in capital (Note 4)..........................................................................  $44,578,806
  Undistributed net investment income...............................................................       2,313
  Accumulated net realized loss on investments......................................................  (1,432,446)
  Net unrealized appreciation of investments........................................................   1,298,450
                                                                                                      ----------
Total -- representing net assets applicable to capital shares outstanding...........................  $44,447,123
                                                                                                      ----------
                                                                                                      ----------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS

                          Year ended December 31, 1998

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income............................................................................  $  131,152
  Interest income............................................................................       3,454
                                                                                               ----------
    Total investment income..................................................................     134,606
                                                                                               ----------
Expenses:
  Service and distribution expenses: (Note 2)
    Class A......................................................................  $   98,572
    Class B......................................................................     258,946
    Class C......................................................................       2,080     359,598
                                                                                   ----------
  Other expenses.............................................................................       1,921
                                                                                               ----------
  Total expenses.............................................................................     361,519
                                                                                               ----------
Net investment loss..........................................................................    (226,913)
                                                                                               ----------
Net realized and unrealized gain (loss) on investments: (Note 1)
  Net realized loss on investments...............................................  (1,998,812)
  Capital gain distributions received............................................     836,396
                                                                                   ----------
    Net realized loss during the year........................................................  (1,162,416)
    Net unrealized appreciation during the year..............................................   4,092,846
                                                                                               ----------
Net realized and unrealized gain on investments..............................................   2,930,430
                                                                                               ----------
Net increase in net assets resulting from operations.........................................  $2,703,517
                                                                                               ----------
                                                                                               ----------

    The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                            SEPTEMBER 15,
                                                                                                 1997
                                                                                            (COMMENCEMENT
                                                                                                  OF
                                                                              YEAR ENDED    OPERATIONS) TO
                                                                             DECEMBER 31,    DECEMBER 31,
                                                                                 1998            1997
                                                                             -------------  --------------
Increase in net assets
Operations:
  Net investment loss......................................................   $  (226,913)   $    (31,440)
  Net realized gain (loss) on investments..................................    (1,162,416)      1,983,653
  Net change in unrealized appreciation (depreciation) of investments......     4,092,846      (2,794,396)
                                                                             -------------  --------------
    Net increase (decrease) in net assets resulting from operations........     2,703,517        (842,183)
                                                                             -------------  --------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income...............................................       (26,011)             --
  From net realized gain on investments....................................      (219,151)             --
  In excess of net investment income.......................................            --        (583,714)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income...............................................            --              --
  From net realized gain on investments....................................      (311,471)             --
  In excess of net investment income.......................................            --        (781,183)
Class C:+
Distributions to shareholders: (Note 1)
  From net investment income...............................................            --             N/A
  From net realized gain on investments....................................        (2,998)            N/A
  In excess of net investment income.......................................            --             N/A
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income...............................................        (5,762)             --
  From net realized gain on investments....................................        (9,683)             --
  In excess of net investment income.......................................            --         (53,046)
                                                                             -------------  --------------
    Total distributions....................................................      (575,076)     (1,417,943)
                                                                             -------------  --------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested.........................    26,507,554      41,029,628
  Decrease from capital shares repurchased.................................   (19,757,886)     (3,300,488)
                                                                             -------------  --------------
    Net increase from capital share transactions...........................     6,749,668      37,729,140
                                                                             -------------  --------------
Total increase in net assets...............................................     8,878,109      35,469,014
Net assets:
  Beginning of year........................................................    35,569,014         100,000
                                                                             -------------  --------------
  End of year *............................................................   $44,447,123    $ 35,569,014
                                                                             -------------  --------------
                                                                             -------------  --------------
 *Includes undistributed/accumulated net investment income (loss)..........   $     2,313    $     28,710
                                                                             -------------  --------------
                                                                             -------------  --------------

--------------
   + Commencing January 1, 1998, the Fund began offering Class C shares.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements and market price data for the shares.

                                                        CLASS A                               CLASS B
                                          ------------------------------------  ------------------------------------
                                                          SEPTEMBER 15, 1997                    SEPTEMBER 15, 1997
                                                             (COMMENCEMENT                         (COMMENCEMENT
                                           YEAR ENDED       OF OPERATIONS)       YEAR ENDED       OF OPERATIONS)
                                          DECEMBER 31,   TO DECEMBER 31, 1997   DECEMBER 31,   TO DECEMBER 31, 1997
                                            1998  (d)             (d)             1998  (d)             (d)
                                          -------------  ---------------------  -------------  ---------------------
Per Share Operating Performance:
Net asset value, beginning of period....    $   10.63          $   11.43          $   10.62          $   11.43
                                          -------------       ----------        -------------       ----------
Income from investment operations:
  Net investment income (loss)..........        (0.02)             (0.01)             (0.07)             (0.02)
  Net realized and unrealized gain
   (loss) on investments................         1.01              (0.31)              1.00              (0.32)
                                          -------------       ----------        -------------       ----------
    Net increase (decrease) from
     investment operations..............         0.99              (0.32)              0.93              (0.34)
                                          -------------       ----------        -------------       ----------
Distributions to shareholders:
  From net investment income............        (0.02)                --                 --                 --
  From net realized gain on
   investments..........................        (0.14)                --              (0.14)                --
  In excess of net investment income....           --              (0.48)                --              (0.47)
                                          -------------       ----------        -------------       ----------
    Total distributions.................        (0.16)             (0.48)             (0.14)             (0.47)
                                          -------------       ----------        -------------       ----------
Net asset value, end of period..........    $   11.46          $   10.63          $   11.41          $   10.62
                                          -------------       ----------        -------------       ----------
                                          -------------       ----------        -------------       ----------

Total investment return (c).............         9.37%             (2.68)% (b)         8.83%             (2.83)% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $  17,822          $  15,145          $  25,555          $  19,184
Ratio of net investment income (loss) to
 average net assets.....................        (0.21)%            (0.35)% (a)        (0.71)%            (0.85)% (a)
Ratio of operating expenses to average
 net assets (Note 2)....................         0.50%              0.50% (a)          1.00%              1.00% (a)
Portfolio turnover rate++...............           28%                 1% (a)            28%                 1% (a)

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + Commencing January 1, 1998, the Fund began offering Class C shares. ++ Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements and market price data for the shares.

                                                                    ADVISOR CLASS
                                                         ------------------------------------
                                            CLASS C+                     SEPTEMBER 15, 1997
                                          -------------                     (COMMENCEMENT
                                           YEAR ENDED     YEAR ENDED       OF OPERATIONS)
                                          DECEMBER 31,   DECEMBER 31,   TO DECEMBER 31, 1997
                                            1998  (d)      1998  (d)             (d)
                                          -------------  -------------  ---------------------
Per Share Operating Performance:
Net asset value, beginning of period....    $   10.62      $   10.64          $   11.43
                                          -------------  -------------       ----------
Income from investment operations:
  Net investment income (loss)..........        (0.08)          0.03               0.01
  Net realized and unrealized gain
   (loss) on investments................         1.00           1.00              (0.31)
                                          -------------  -------------       ----------
    Net increase (decrease) from
     investment operations..............         0.92           1.03              (0.30)
                                          -------------  -------------       ----------
Distributions to shareholders:
  From net investment income............           --          (0.08)                --
  From net realized gain on
   investments..........................        (0.14)         (0.14)                --
  In excess of net investment income....           --             --              (0.49)
                                          -------------  -------------       ----------
    Total distributions.................        (0.14)         (0.22)             (0.49)
                                          -------------  -------------       ----------
Net asset value, end of period..........    $   11.40      $   11.45          $   10.64
                                          -------------  -------------       ----------
                                          -------------  -------------       ----------

Total investment return (c).............         8.94%          9.80%             (2.51)% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $     249      $     821          $   1,241
Ratio of net investment income (loss) to
 average net assets.....................        (0.71)%         0.28%              0.15% (a)
Ratio of operating expenses to average
 net assets (Note 2)....................         1.00%          0.00%              0.00% (a)
Portfolio turnover rate++...............           28%            28%                 1% (a)

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + Commencing January 1, 1998, the Fund began offering Class C shares. ++ Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                    NOTES TO
                              FINANCIAL STATEMENTS
                               December 31, 1998

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
AIM Global Trends Fund (the "Fund"), formerly AIM New Dimension Fund and prior to that GT Global New Dimension Fund is a diversified series of AIM Series Trust (the "Trust"), formerly GT Global Series Trust. The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Fund invests substantially all of its assets in Advisor Class shares of the AIM theme mutual funds: AIM Global Consumer Products and Services Fund; AIM Global Financial Services Fund; AIM Global Health Care Fund; AIM Global Infrastructure Fund; AIM Global Resources Fund; and AIM Global Telecommunications Fund (collectively, the "Underlying Theme Funds").

The Fund offers Class A, Class B, Class C, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A, Class B, and Class C, each have exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses of the Fund are allocated on a pro rata basis to each Class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of, and completes orders, to purchase exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Investments of the Fund are valued based on the closing net asset value of Advisor Class shares of each Underlying Theme Funds on the day of valuation, and Short-term investments with a maturity of 60 days or less are valued at amortized cost.

(B) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(C) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $731,153 which expires in 2006.

(D) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

2. RELATED PARTIES
A I M Advisors, Inc. (the "Manager"), an indirectly wholly owned subsidiary of AMVESCAP PLC, is the Fund's investment manager and administrator. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. Also, as of the close of business May 29, 1998, A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of the Manager, became the Fund's distributor, and the Trust was reorganized from a Massachusetts business trust into a Delaware business trust. Finally, as of the close of business on September 4, 1998, A I M Fund Services, Inc. ("AFS"), an affiliate of the Manager and AIM Distributors, replaced GT Global Investor Services, Inc. ("GT Services") as the transfer agent of the Fund.

AIM Distributors serves as the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc. ("GT Global"), an affiliate of the investment sub-advisor, served as the Fund's distributor.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended December 31, 1998, AIM Distributors retained $5,203 of such sales charges. Purchases of Class A shares exceeding $1,000,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. There were no CDSC's collected for Class A for the year ended December 31,1998. In addition, AIM Distributors also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. During the year ended December 31, 1998, AIM Distributors collected such CDSCs in the amount of $77,258. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Class C shares are not subject to initial sales charges. When Class C shares are sold, AIM Distributors from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class C shares made within one year of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. During the year ended December 31, 1998, AIM Distributors collected such CDSCs in the amount of $208. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Fund's Class A shares ("Class A Plan"), Class B shares ("Class B Plan") and Class C shares ("Class C"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended May 29, 1998, pursuant to that Class B Plan and Class C Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B and Class C shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B and Class C shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan and Class C Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees has adopted a Master Distribution Plan applicable to the Fund's Class A and Class C shares (the "Class A and Class C Plan") and Class B shares ("Class B Plan"), pursuant to which a Fund compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A, Class B, and Class C shares of the Funds. Under the Class A and Class C Plan, a Fund compensates AIM Distributors at the annualized rate of 0.50% of the average daily net assets of the Fund's Class A shares and an aggregated amount of 1.00% of the average daily net assets of Class C shares of the Fund. The Fund, pursuant to the Fund's Class B Plan, compensates AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A or Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge.

The Manager is the pricing and accounting agent for the Fund. The Manager will initially assume all costs of the Fund's operation, except for service and distribution fees as described below and non-recurring and extraordinary expenses. The Fund, as a shareholder in the Underlying Theme Funds, indirectly will bear its proportionate share of any investment management fees and other expenses paid by the Underlying Theme Funds. Subject to receipt of a pending exemptive order from the Securities and Exchange Commission, the Trust, on behalf of the Fund, will enter into a Special Servicing Agreement ("Agreement") with the Underlying Theme Funds, the Manager and AFS, the transfer agent. If the Board of Trustees of the Underlying Theme Funds makes certain findings, each Underlying Theme Fund will pay certain nondistribution-related expenses of the Fund to the extent such expenses are less than the estimated savings to the Underlying Theme Funds from the operation of the Fund. The Manager and AIM Distributors also voluntarily have undertaken to limit the Underlying Theme Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 1.50% of the average daily net assets of the Underlying Theme Fund's Advisor Class shares.

Effective as of the close of business September 4, 1998, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay AFS an annualized fee of $24.85 per shareholder accounts that are open during any monthly year (this fee includes all out-of-pocket expenses), and an annualized fee of $0.70 per shareholder account that is closed during any monthly year. Both fees shall be billed by AFS monthly in arrears on a prorated basis of 1/12 of the annualized fee for all such accounts.

For the period January 1, 1998 to September 4, 1998, GT Services, an affiliate of the Manager and AIM Distributors, was the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services received an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services was also reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

Subject to the receipt of a pending exemptive order from the Securities and Exchange Commission, the Trust will pay each of its Trustees who is not an employee, officer or director of the Manager or AIM Distributors $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee. Until such order is received, the Manager pays the trustees such fees.

3. PURCHASES AND SALES
For the year ended December 31, 1998, purchases and sales, other than short-term investments, of the Underlying Theme Funds by the Fund, are as follows:

AIM GLOBAL                                          PURCHASES         SALES
------------------------------------------------  --------------  --------------
Consumer Products and Services Fund.............  $    5,701,863  $    4,562,266
Telecommunications Fund.........................  $    1,828,214       1,193,655
Financial Services Fund.........................  $    3,832,422       2,779,932
Resources Fund..................................  $    3,479,472       1,184,858
Health Care Fund................................  $    2,374,943       1,310,095
Infrastructure Fund.............................  $    3,414,597       1,984,449

4. CAPITAL SHARES
At December 31, 1998, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                                               SEPTEMBER 15, 1997
                                                                                                (COMMENCEMENT OF
                                                                      YEAR ENDED                  OPERATIONS)
                                                                  DECEMBER 31, 1998           TO DECEMBER 31, 1997
                                                              --------------------------   --------------------------
CLASS A                                                         SHARES         AMOUNT        SHARES         AMOUNT
------------------------------------------------------------  -----------   ------------   -----------   ------------
Shares sold.................................................      952,323   $ 10,681,667     1,560,835   $ 17,768,084
Shares issued in connection with reinvestment of
  distributions ............................................       22,552        245,281        54,891        563,181
                                                              -----------   ------------   -----------   ------------
                                                                  974,875     10,926,948     1,615,726     18,331,265
Shares repurchased .........................................     (843,563)    (9,206,317)     (194,494)    (2,190,806)
                                                              -----------   ------------   -----------   ------------
Net increase ...............................................      131,312   $  1,720,631     1,421,232   $ 16,140,459
                                                              -----------   ------------   -----------   ------------
                                                              -----------   ------------   -----------   ------------

CLASS B
------------------------------------------------------------
Shares sold.................................................    1,302,574   $ 14,551,138     1,832,668   $ 20,681,472
Shares issued in connection with reinvestment of
  distributions ............................................       26,664        289,152        67,039        687,825
CLASS B
------------------------------------------------------------
                                                              -----------   ------------   -----------   ------------
                                                                1,329,238     14,840,290     1,899,707     21,369,297
Shares repurchased .........................................     (894,609)    (9,623,737)      (96,841)    (1,061,266)
                                                              -----------   ------------   -----------   ------------
Net increase ...............................................      434,629   $  5,216,553     1,802,866   $ 20,308,031
                                                              -----------   ------------   -----------   ------------
                                                              -----------   ------------   -----------   ------------
CLASS C
*
------------------------------------------------------------
Shares sold.................................................       35,723   $    397,022            --   $         --
Shares issued in connection with reinvestment of
  distributions ............................................          265          2,876            --             --
                                                              -----------   ------------   -----------   ------------
                                                                   35,988        399,898            --             --
Shares repurchased .........................................      (14,123)      (146,933)           --             --
                                                              -----------   ------------   -----------   ------------
Net increase ...............................................       21,865   $    252,965            --   $         --
                                                              -----------   ------------   -----------   ------------
                                                              -----------   ------------   -----------   ------------
ADVISOR
CLASS
------------------------------------------------------------
Shares sold.................................................      29,946   $    324,974      113,102   $  1,276,664
Shares issued in connection with reinvestment of
  distributions ............................................       1,418         15,444        5,102         52,402
                                                              ----------   ------------   ----------   ------------
                                                                  31,364        340,418      118,204      1,329,066
Shares repurchased .........................................     (76,261)      (780,899)      (4,533)       (48,416)
                                                              ----------   ------------   ----------   ------------
Net increase (decrease) ....................................     (44,897)  $   (440,481)     113,671   $  1,280,650
                                                              ----------   ------------   ----------   ------------
                                                              ----------   ------------   ----------   ------------

----------------
* The Fund began offering Class C shares on January 1, 1998.

----------------
FEDERAL TAX INFORMATION (UNAUDITED):

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $543,303 as a capital gain dividend for the fiscal year ended December 31, 1998.

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders of AIM Global Trends Fund (formerly AIM New Dimension Fund and prior to that GT Global New Dimension Fund) and Board of Trustees of AIM Series Trust (formerly GT Global Series Trust):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Trends Fund at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PRICEWATERHOUSECOOPERS LLP

BOSTON, MASSACHUSETTS
FEBRUARY 19, 1999

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of the G.T. Global Series Trust, now known as AIM Series Trust (the "Trust"), was held on May 20, 1998. The meeting was held for the following purposes:

(1) To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William J. Guilfoyle, Arthur C. Patterson, Ruth H. Quigley.

(2) To approve a new investment management and administration contract and sub-advisory and sub-administration contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve replacement Rule 12b-1 plans of distribution with respect to Class A and B Shares of each Fund and Class C Shares of Series Trust.

(4) To approve changes to the fundamental investment restrictions of the Fund.

(5) To approve an agreement and plan of conversion and termination for the Trust.

(6) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants.

    The results of the proxy solicitation on the above matters were as follows:

                                                                                    VOTES    WITHHELD/
      TRUSTEE/MATTER                                                 VOTES FOR     AGAINST   ABSTENTIONS
      ------------------------------------------------------------  ------------  ---------  ----------
(1)   C. Derek Anderson...........................................     2,244,409        N/A    100,405
      Frank S. Bayley.............................................     2,244,409        N/A    100,405
      William J. Guilfoyle........................................     2,244,409        N/A    100,405
      Arthur C. Patterson.........................................     2,244,409        N/A    100,405
      Ruth H. Quigley.............................................     2,244,409        N/A    100,405
(2)(a) Approval of investment management and administration
       contract...................................................     1,724,246     18,776    601,792 *
(2)(b) Approval of sub-advisory and sub-administration contract....    1,709,968     24,523    610,323 *
(3)   Approval of replacement Rule 12b-1 plans of distribution
      CLASS A.....................................................       925,725     16,983     31,595
      CLASS B.....................................................     1,163,470      8,037     69,990
      CLASS C.....................................................         8,911          0        191
(4)(a) Modification of Fundamental Restriction on Portfolio
       Diversification............................................     1,700,708     30,649    613,457 *
(4)(b) Modification of Fundamental Restriction on Issuing Senior
       Securities and Borrowing Money.............................     1,700,740     30,617    613,457 *
(5)   Approval of an agreement and plan of conversion and
       termination with respect to the Trust......................     1,710,876     20,582    613,356 *
(6)   Ratification of the selection of Coopers and Lybrand L.L.P., now known as
       PricewaterhouseCoopers LLP, as the Trust's Independent
       Public Accountants.........................................     2,258,784      7,421     78,608

------------------------
   * Includes Broker Non-Votes

BOARD OF TRUSTEES

C. Derek Anderson
President, Plantagenet Capital
Management, LLC (an investment
partnership); Chief Executive Officer,
Plantagenet Holdings, Ltd.
(an investment banking firm)

Frank S. Bayley
Partner, law firm of
Baker & McKenzie

Robert H. Graham
President and Chief Executive Officer,
A I M Management Group Inc.

Arthur C. Patterson
Managing Partner, Accel Partners
(a venture capital firm)

Ruth H. Quigley
Private Investor


OFFICERS

Robert H. Graham
Chairman and President

Dana R. Sutton
Vice President & Assistant Treasurer

Samuel D. Sirko
Vice President & Secretary

Kenneth W. Chancey
Vice President &
Principal Accounting Officer

John J. Arthur
Vice President

Melville B. Cox
Vice President

Gary T. Crum
Vice President

Carol F. Relihan
Vice President

Nancy L. Martin
Assistant Secretary

Ofelia M. Mayo
Assistant Secretary

Kathleen J. Pflueger
Assistant Secretary

Pamela Ruddock
Assistant Treasurer

Paul Wozniak
Assistant Treasurer


OFFICE OF THE FUND

11 Greenway Plaza
Suite 100
Houston, TX 77046


INVESTMENT MANAGER

A I M Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046


TRANSFER AGENT

A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739


CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


COUNSEL TO THE FUND

Kirkpatrick & Lockhart, LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036-1800


COUNSEL TO THE TRUSTEES

Paul, Hastings, Janofsky & Walker LLP
Twenty Third Floor
555 South Flower Street
Los Angeles, CA 90071


DISTRIBUTOR

A I M Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046


AUDITORS

PricewaterhouseCoopers LLP
One Post Office Square
Boston, MA 02109

                         ANNUAL REPORT / FOR CONSIDERATION



HOW AIM MAKES INVESTING EASY FOR YOU

-- LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

--     AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS.
       Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

-- AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

-- EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

-- SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

-- EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds-Registered Trademark-. The exchange privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.

-- RETIREMENT PLANS. You may purchase shares of an AIM fund for your Individual Retirement Account (IRA), Roth IRA, or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

-- TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

-- WWW.AIMFUNDS.COM. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.


CURRENT SHAREHOLDERS
CAN CALL OUR
AIM INVESTOR LINE AT
800-246-5463
FOR 24-HOUR-A-DAY
ACCOUNT INFORMATION.

THE AIM FAMILY OF FUNDS-REGISTERED TRADEMARK-

GROWTH FUNDS
AIM Aggressive Growth Fund(1)
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Constellation Fund
AIM Mid Cap Equity Fund(2, A)
AIM Select Growth Fund(3)
AIM Small Cap Growth Fund(2, B)
AIM Small Cap Opportunities Fund
AIM Value Fund
AIM Weingarten Fund

GROWTH & INCOME FUNDS
AIM Advisor Flex Fund
AIM Advisor Large Cap Value Fund
AIM Advisor MultiFlex Fund
AIM Advisor Real Estate Fund
AIM Balanced Fund
AIM Basic Value Fund(2, C)
AIM Charter Fund

INCOME FUNDS
AIM Floating Rate Fund(2)
AIM High Yield Fund
AIM High Yield Fund II
AIM Income Fund
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund

TAX-FREE INCOME FUNDS
AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund

MONEY MARKET FUNDS
AIM Money Market Fund
AIM Tax-Exempt Cash Fund

INTERNATIONAL GROWTH FUNDS
AIM Advisor International Value Fund
AIM Asian Growth Fund
AIM Developing Markets Fund(2)
AIM Europe Growth Fund(2)
AIM European Development Fund
AIM International Equity Fund
AIM Japan Growth Fund(2)
AIM Latin American Growth Fund(2)
AIM New Pacific Growth Fund(2)

GLOBAL GROWTH FUNDS
AIM Global Aggressive Growth Fund
AIM Global Growth Fund

GLOBAL GROWTH & INCOME FUNDS
AIM Global Growth & Income Fund(2)
AIM Global Utilities Fund

GLOBAL INCOME FUNDS
AIM Emerging Markets Debt Fund(2, D)
AIM Global Government Income Fund(2)
AIM Global Income Fund
AIM Strategic Income Fund(2)

THEME FUNDS
AIM Global Consumer Products and Services Fund(2)
AIM Global Financial Services Fund(2)
AIM Global Health Care Fund(2)
AIM Global Infrastructure Fund(2)
AIM Global Resources Fund(2)
AIM Global Telecommunications Fund(2)
AIM Global Trends Fund(2, E)

A I M MANAGEMENT GROUP INC. HAS PROVIDED LEADERSHIP IN THE MUTUAL FUND INDUSTRY SINCE 1976 AND MANAGED APPROXIMATELY $109 BILLION IN ASSETS FOR MORE THAN 6.2 MILLION SHAREHOLDERS, INCLUDING INDIVIDUAL INVESTORS, CORPORATE CLIENTS, AND FINANCIAL INSTITUTIONS, AS OF DECEMBER 31, 1998.

  THE AIM FAMILY OF FUNDS-REGISTERED TRADEMARK- IS DISTRIBUTED NATIONWIDE, AND AIM TODAY IS THE 10TH-LARGEST MUTUAL FUND COMPLEX IN THE U.S. IN ASSETS UNDER MANAGEMENT, ACCORDING TO STRATEGIC INSIGHT, AN INDEPENDENT MUTUAL FUND MONITOR.

(1)AIM Aggressive Growth Fund reopened to new investors November 16, 1998.
(2)Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3)On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A)On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B)On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C)On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D)On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E)On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

GTR-AR-1